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                                                                  EXHIBIT 10.6


                                     LEASE

         THIS LEASE (the "Lease"), dated as of 31st day of May, 2000, ("Lease") is by and between AUTONATION USA CORPORATION, A FLORIDA CORPORATION (hereinafter referred to as "Landlord"), and ANC RENTAL CORPORATION, A DELAWARE CORPORATION (hereinafter referred to as "Tenant").

                                      TERMS

         For good and valuable consideration received by each party from the other, the parties covenant and agree as follows:

1.       PREMISES

         (a) LANDLORD'S AUTHORITY. Landlord represents and warrants that it is the sole fee owner of the land described on EXHIBIT A attached hereto, together with all buildings (one multi-story office building and one restaurant building), improvements, facilities and fixtures located on the land, and any easements, rights of access and other property rights necessary to allow Tenant unobstructed use and occupancy of the foregoing (collectively, the "Premises"). The Premises have an address of 200 South Andrews Avenue, Fort Lauderdale, Florida 33301. Landlord represents and warrants that it has full right and authority to lease the Premises to Tenant and to enter into this Lease on the terms and conditions set forth herein, that no person or entity other than Landlord has any right of possession in or to the Premises except as set forth on SCHEDULE 1, and that the provisions of this Lease do not conflict with or violate the provisions of existing agreements between Landlord and third parties.

         (b) LEASE OF PREMISES. Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord. The Premises are leased to Tenant together with all appurtenances, rights and privileges in or otherwise pertaining thereto.

         (c) LANDLORD'S ACCESS. Landlord and its authorized agents or representatives shall have reasonable access to the Premises during Tenant's normal business hours and at all hours in the event of an emergency.

         (d) The parties acknowledge that in addition to the Tenant, the Premises are presently demised by Decoteau & Associates, Inc. d/b/a Downtown Photo ("Existing Lease"). The parties acknowledge that this Lease is intended to be primary lease and, during the Term, the Tenant shall be the lessor under the Existing Lease. Accordingly, the Landlord does hereby assign to Tenant all of Landlord's right, title and interest in the Existing Lease and the Tenant hereby assumes the obligations thereunder. Upon any termination of this Lease, the Tenant shall be deemed to have reassigned to Landlord all of Tenant's right, title and interest in the Existing Lease and any "New Leases" (as hereinafter defined), to the extent Landlord does not elect to have same terminated. The



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parties agree that with respect to any subleases which hereinafter are entered into by Tenant ("New Leases"), then to the extent that the terms of such New Leases extend beyond the Term the Lease, the Landlord shall not be obligated to recognize any of the New Leases and shall be entitled to terminate any of the New Leases upon any termination of this Lease unless prior to the termination of this Lease, the Landlord has entered into a non-disturbance agreement with the tenant under such New Lease.

2.       TERM

         (a) LEASE COMMENCEMENT. The term of this Lease shall commence on January 1, 2000 (the "Commencement Date").

         (b) INITIAL TERM. The initial term of this Lease (the "Initial Term") shall be the period of time following the Commencement Date equal to (i) ten (10) years, PLUS (ii) the period of time commencing on January 1, 2000 and ends on a date which is the earlier of (x) the first day of the month following the sale or other transfer of AutoNation USA Corporation's interest in the Premises, or (y) July 1, 2000. For example, if AutoNation USA Corporation sold its interest in the Premises on June 30, 2000, the Initial Term shall be ten
(10) years, six (6) months. Hereinafter, "Term" shall mean the Initial Term and any extension thereof. The parties hereto agree that when the termination date of the Lease is determined, they will execute a Term Expiration Agreement in the form attached hereto as EXHIBIT B.

         (c)      EXTENSION TERMS.

                  (i) EXTENSION TERMS. Provided Tenant is not in Default at the time of exercise beyond any applicable notice and cure period, Tenant shall have the option to extend the original Term of this Lease, subject to all of the provisions of this Lease, for two (2) additional periods of five (5) years each (individually, an "Extension Term" and collectively the "Extension Terms"), each such period commencing upon the expiration of the Term then in effect. Then Base Rent payable by Tenant during any Extension Term shall be determined as set forth in SCHEDULE 2. With respect to each such Extension Term, Tenant may exercise its option hereunder by giving Landlord written notice (in the manner prescribed by Section 24(i) hereof) of Tenant's exercise of said option to extend at any time not less than one hundred eighty (180) days before the end of the Term then in effect. After the exercise of any option to extend, all references in this Lease to the Term hereof shall be considered to mean the Term as extended, and all references to the end of the Term shall be considered to mean the end of the Term as extended. If requested by Tenant, Landlord shall execute such documents as Tenant shall from time to time reasonably request to evidence the dates of the extended Term. If Tenant exercises its option by giving appropriate notice, the Term of this Lease shall be automatically extended upon the same terms and conditions set forth herein (except for Base Rent to be established pursuant to SCHEDULE 2) for the applicable Extension Term without execution of an extension or renewal Lease or any other document but in no event may the Term be extended beyond ten (10) years after the Initial Term.

                  (ii) CONDITIONS OF EXTENSION. Tenant's right to exercise the option to extend for each Extension Term is subject to satisfaction of the following conditions precedent: (i) this Lease shall be in effect at the time notice of exercise of an option to extend is given and on the last day of the Term of the Lease prior to its extension; (ii) Tenant shall not be in default at the time notice of exercise of the option is given or on the last day of the





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Term of the Lease prior to its extension beyond any applicable notice and cure period; and (iii) the notice of exercise of the option to extend shall be delivered in accordance with the requirements set forth in this Section. The options to extend the Term provided in this Section shall immediately and automatically terminate and shall be of no further force or effect in the event that this Lease is terminated.

3.       RENT

         (a) INITIAL TERM. During the initial Term, Tenant shall pay to Landlord base rent in the annual amount of Twelve Dollars ($12.00) times the gross rentable square footage of the Premises, subject to adjustment under the terms of subparagraph 3(a) below (as adjusted from time to time, "Base Rent"). For purposes of calculating Base Rent, the parties have agreed that the gross rentable square footage of the Premises is 160,896 square feet, which was measured in accordance with the Standard Method for Measuring Floor Area in Office Buildings, ANSI 265.1 - 1996, as promulgated by the Building Owners and Managers Association (BOMA) International. The annual Base Rent, until the first adjustment set forth below, is therefore One Million Nine Hundred Thirty Thousand Seven Hundred Fifty-Two Dollars and 00/100 ($1,930,752.00) and is payable in equal monthly installments of One Hundred Sixty Thousand Eight Hundred Ninety-Six Dollars and 00/100 ($160,896.00) each. Base Rent plus any Additional Rent due under this Lease shall be considered Rent as that term is used in Florida Statute Chapter 83 and is hereinafter sometimes referred to as "Rent." Rent shall be paid to Landlord at 110 S.E. 6th Street, 17th Floor, Ft. Lauderdale, Florida 33301, Attention: Corporate Real Estate. Base Rent for any partial months at the beginning or end of the Term shall be apportioned based on the number of days in such partial months. Base Rent for the first month shall be due and payable on the Commencement Date. Thereafter, Base Rent shall be due on the first (1st) day of each month. For purposes of this Lease, the first "Lease Year" shall be the time period commencing on the Commencement Date and continuing until the first anniversary of the Commencement Date. Each subsequent Lease Year shall be the twelve month period commencing upon expiration of the prior Lease Year.

         (b) BASE RENT ADJUSTMENTS. The Base Rent provided in the preceding paragraph shall be adjusted on the 6th anniversary of the Commencement Date. On the sixth (6th) anniversary of the Commencement Date, the Base Rent shall be increased for the remainder of the Initial Term, to the annual amount of Two Million One Hundred Twenty-Three Thousand Eight Hundred Twenty-Seven and 20/100 Dollars ($2,123,827.20), payable in equal monthly installments of One Hundred Seventy-Six Thousand Nine Hundred Eighty-Five and 60/100 Dollars ($176,985.60).

         (c) LATE RENT. Rent payments are due on the first (1st) day of the month and shall be considered late if received after the fifteenth (15th) day of the month. In the event that Tenant fails to make any Rent payment on or before the fifteenth (15th) day of the month, Tenant shall pay a late charge in the amount of 5% of the Base Rent due. Except as otherwise provided in this Lease, Rent payments are due without notice or demand and without setoff or deduction.

         (d) PAYMENT WITHOUT NOTICE OR DEMAND. The Base Rent called for in this Lease shall be paid to Landlord without notice or demand, and without




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counterclaim, offset, deduction, abatement, suspension, deferment, diminution or reduction, except as may be expressly set forth herein.

         (e) SALES TAX. In addition to the Base Rent, Additional Rent and any other sums or amounts required to be paid by Tenant to Landlord hereunder, Tenant shall also pay to Landlord, simultaneously with such payment of such Rents or other sums or amounts, the amount of any applicable sales, use or excise tax on any such rents or other sums or amounts so paid by Tenant to Landlord, levied, imposed or assessed by the State of Florida or other governmental authority.

         (f) ADDITIONAL RENT. In addition to the foregoing, all other payments to be made by Tenant to Landlord hereunder shall be deemed, for purpose of securing collection thereof, to be "Additional Rent" hereunder, whether or not same be designated as such and shall be due and payable as and when required in this Lease, and Landlord shall have the same rights and remedies upon Tenant's failure to pay same as a the non-payment of Rent.

4.       NET LEASE, OPERATING EXPENSES AND TAXES.

         (a) It is the intent that the Rent provided for in this Lease shall be an absolute net return to Landlord so that this Lease shall yield to Landlord the net Basic Annual Rent specified in this Lease and that all costs, expenses and obligations of every kind and nature whatsoever, whether general or special, ordinary or extraordinary, that may be necessary in connection with the use, occupancy or operation of the Premises shall be paid by Tenant. All provisions of this Lease are to be construed in light of the intent that this be a "Absolute Triple Net Lease"; provided, however, the Tenant shall not be obligated to pay any income or franchise taxes which may be levied against Tenant and Landlord shall have certain reimbursement obligations to Tenant as specifically set forth in this Lease.

         (b) SERVICES. The parties hereby acknowledge and agree that it shall be the Tenant's obligation and responsibility to obtain or cause to be available any and all services necessary for its utilization of the Premises. Landlord shall not be obligated to provide any services or perform any act whatsoever to Tenant or with respect to the Premises, except as expressly set forth herein.

         (c) MAINTENANCE. Tenant shall have the right and obligation to manage the Premises and generally operate, maintain and repair the Premises in the normal course of business in a first class manner consistent with other similar office buildings in Broward County, Florida (including, without limitation, the repair, replacement, removal and maintenance of the roof, all structural components of the Building, all plumbing, equipment, water pipes, sewer pipes, drains, fixtures, structures, surfacing, paving, driveways, landscaping, lighting, electrical, heating, air conditioning, cooling, refrigeration equipment, and all other equipment, apparatus and appurtenants to the Premises). The Tenant will keep the Premises in a clean, healthful and safe condition in accordance with and in compliance with all applicable laws, ordinances and other governmental regulations, orders and directions during the Term. Any damage to or destruction of the Premises shall be promptly repaired, restored and replaced by Tenant as provided in this Lease. Except as otherwise




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provided in this Lease, Tenant shall be responsible for and shall pay all costs and expenses in connection with the operation, maintenance, and repair of the Premises during the Term hereof.

         (d) TAXES. The Tenant covenants and agrees to pay prior to any fine or penalty or cost which may be added thereto for the non-payment thereof: all real estate and personal property taxes, assessments (whether general or special) or otherwise during the Term hereof against: (i) all furniture, fixtures, equipment and other personal property installed or located upon the Premises; (ii) the Premises, including, without limitation, ad valorem taxes and assessments; (iii) all alterations, additions, betterments or improvements of whatever kind or nature made by Tenant to the Premises; and (iv) the rentals payable hereunder by Tenant to Landlord (other than Landlord's federal or state income taxes thereon) (collectively, "Taxes"). Notwithstanding anything contained in this Lease to the contrary, the Tenant shall have the right from time to time to contest or protest by legal proceedings any Taxes, assessments (special or otherwise) or governmental or quasi-governmental impositions, charges or fees and to institute such proceedings in the name of Landlord as Tenant may deem reasonably necessary, provided that any expenses incurred by reason thereof shall be borne by Tenant and such proceedings shall be conducted free of all expenses to Landlord and in such manner as the Premises shall not be subject to enforcement action and/or penalties as the result of the failure to pay such Taxes. If, as and when and to the extent Tenant contests or protests such Taxes, assessments, impositions, charges or fees, the Tenant's obligation to pay such Taxes, assessments, impositions, charges or fees that are subject to such proceedings shall be held in abeyance until a ruling is rendered, provided that the Premises are in danger of being forfeited or lost, the Tenant shall be obligated to tender payment of such Taxes, assessments, impositions, charges or fees that are subject to the proceedings in order to obviate any potential forfeiture or loss.

         In the event Landlord's lender requires the escrow of such Taxes, and upon sixty (60) days prior written notice from Landlord, Tenant shall deposit with Landlord or a depository designated by Landlord, in addition to the payment of Rent due under the terms of this Lease, monthly, on the first day of each month during the Term, a sum equal to all Taxes, special assessments, water and sewer rents or assessments and other charges imposed by law against the Premises and all personal property thereon ("Impositions") next due on the Premises and all personal property therein and thereon (all as reasonably estimated by Landlord) divided by the number of months to elapse before one month prior to the date which such Imposition will first become due and payable (with maximum discount, if applicable). An adjustment in the amount of the aforesaid monthly deposit shall be made commencing with the first monthly deposit due after the date in which any change in the amount of the Imposition becomes ascertainable. If the funds so deposited by Landlord are insufficient to pay in full, when due, all Impositions as aforesaid, the Tenant shall, within ten (10) days of receipt of written demand therefore from Landlord or its agent, deposit such additional funds with Landlord or the depository as may be necessary to pay all such Impositions in full. If the funds so deposited exceed the amounts required to be paid such items, such excess shall be applied on account of any subsequent deposit(s) required hereunder. Notwithstanding anything to the contrary contained in this Lease, all deposit(s) required hereunder for Impositions shall be held by Landlord or said depository in trust without accrual or without any obligation to pay interest thereon or for the segregation thereof. When this Lease and the Term hereof have finally expired and all sums due from Tenant to




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Landlord have been fully paid, any remaining deposits shall be promptly paid to
Tenant. Landlord shall make or cause the depository to make, any such application of the aforesaid deposits without any direction or request to do so by Tenant.

         Tenant shall maintain complete and accurate books and records detailing all expenses paid by it in connection with the maintenance and repair of the Premises for not less than the preceding three (3) years. Tenant shall keep the books and records at the Premises or shall make the same available to Landlord at the Premises upon the prior request of Landlord. Landlord and its representatives shall have the right, at its own expense, to examine, audit and copy, during normal business hours, the Tenant's books and records pertaining to Premises. The foregoing provisions shall survive termination or expiration of this Lease.

5.       REPAIRS AND MAINTENANCE.

         Tenant shall, at its expense, maintain the Premises in a first class condition consistent with other similar office buildings in Broward County, Florida. The Tenant shall, at its own expense, abate any nuisance pertaining to the use of the Premises and shall comply with all existing and hereinafter enacted laws, fire codes and requirements of applicable governmental and quasi-governmental authorities and requirements and recommendations of insurance underwriters with respect to the Premises or the use and occupancy thereof arising from a violation thereof by: (a) Tenant's utilization of the Premises;
(b) the manner of conduct of Tenant's business or the installation of or the operation of its properties on any portion of the Premises; (c) any cause or condition created by or through Tenant; or (d) the breach of any of Tenant's obligations under this Lease. The Tenant shall, at its expense, among other things, make all repairs, replacements, removals and maintenance of the Premises (including, but not limited to, the roof, all structural components of the Building, all plumbing, equipment, water pipes, sewer pipes, gas pipes, drains, fixtures, structures, surfacing, paving, driveways, landscaping, lighting, electrical, heating, air conditioning, cooling and refrigeration equipment and all other equipment and apparatus pertaining to the Premises) and shall keep the Premises in a neat, healthful and safe condition and in accordance and in compliance with all applicable laws, ordinances and other governmental regulations, ordinances and directions during the Term. Any damage to or destruction to the Premises shall be properly and timely repaired, restored and replaced by Tenant.

6.       USE

         (a) PERMITTED USES. Tenant may use and occupy the Premises for all lawful uses for Class A office and retail buildings.

         (b) AS IS. Tenant represents that it has inspected the Premises and is familiar with the condition of each portion thereof and accepts the same in its present "AS IS" condition. The Landlord shall not be required to make any alterations, repairs or improvements of any kind whatsoever to prepare the Premises for Tenant's occupancy. LANDLORD MAKES NO REPRESENTATION WHATSOEVER REGARDING THE PREMISES OR TENANT'S USE OR OCCUPANCY THEREOF AND TENANT HEREBY WAIVES, RELEASES, RENOUNCES AND LANDLORD DISCLAIMS ANY GUARANTIES AND ANY





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IMPLIED OR EXPRESSED WARRANTIES OF MERCHANTABILITY, TENANTABILITY, HABITABILITY,
FITNESS OR FITNESS FOR A PARTICULAR PURPOSE (INCLUDING, WITHOUT LIMITATION, ANY CLAIM FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING THEREFROM). LANDLORD HAS NOT MADE, NOR HAS TENANT RELIED UPON ANY REPRESENTATION AS TO CONDITION, SAFETY OR SECURITY OF THE PREMISES.

7.       ALTERATIONS

         Tenant may make interior, non-structural alterations in the Premises which do not affect building systems and which do not exceed Twenty-Five Thousand Dollars ($25,000) ("Permitted Alterations") without Landlord's consent. Tenant may not make alterations which are not Permitted Alterations ("Other Alterations") without Landlord's prior written consent or approval, which consent or approval shall not be unreasonably withheld, conditioned or delayed. All alterations made by Tenant shall be made at Tenant's sole cost and expense, including all costs and expenses incurred in obtaining any required governmental consents, permits or approvals. Tenant may perform all alterations with contractors and subcontractors of Tenant's own choosing. Landlord will cooperate with Tenant's efforts to obtain any governmental permits or approvals or consents required therefor.

         Prior to performing any Other Alterations, Tenant shall furnish Landlord with plans and specifications, which shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, conditioned or delayed. Landlord shall notify Tenant within ten (10) business days after receipt of such plans and specifications if Landlord does not approve of them and shall specify what it finds unacceptable. In such event, Tenant shall cause the plans and specifications to be revised to remove or correct the work not approved by Landlord and shall resubmit revised plans and specifications for approval. If the Landlord does not notify Tenant of its objections within ten
(10) business days after receiving the plans and specifications, Landlord shall be deemed to have approved them. Tenant shall construct all alterations in accordance with the plans and specifications approved by Landlord, using new and first-class materials and in compliance with all applicable laws, rules, regulations and orders of governmental authorities. Tenant shall obtain and furnish Landlord with copies of all certificates, permits and approvals relating to the alterations that may be required by any governmental authority for the issuance of a certificate of occupancy or other approval of the Premises, or by the local or national Board of Fire Underwriters or similar bodies having jurisdiction.

         At all times while Tenant and Tenant's contractors and subcontractors are constructing Other Alterations, they shall, at their sole cost and expense, effect and maintain or cause to be maintained, with insurance companies reasonably acceptable to and approved by Landlord, the following insurance coverages: (a) builder's "all risk" insurance policy (broad form) covering the full replacement cost of the Alterations and materials and supplies delivered and/or stored in the Premises for the purpose of being incorporated into the Alterations, (b) comprehensive general liability insurance in form and amount reasonably satisfactory to Landlord, (c) workers' compensation coverage in compliance with the Florida Workers' Compensation Act and employer's liability insurance with a limit of not less than $1,000,000 per occurrence for any one accident/disease, and (d) a contractor's equipment floater with limits





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sufficient to replace- all equipment used in conjunction with the Alterations.
All property insurance required under this Section shall contain waivers of subrogation in favor of Landlord and all liability insurance shall designate Landlord as an additional insured. Certificates of insurance evidencing compliance with these insurance requirements shall be delivered to Landlord on or before commencement of the Other Alterations.

         Tenant shall construct at its sole cost and expense any Alterations with diligence and continuity and in a good and workmanlike manner and shall:
(i) comply with all laws, ordinances and governmental regulations, including the regulations of any board of fire underwriters in its construction of such alterations; and (ii) indemnify and hold Landlord harmless from all loss, cost and expense, including, but not limited to, reasonable attorneys' fees and court costs through all trial and appellate levels on account of Tenant's construction of the Alterations or any injury to persons or damage to property occasioned thereby.

         The Tenant shall provide Landlord with all applicable partial releases of lien executed by contractors, subcontractors and materialmen contemporaneous with the payment or draw request under Tenant's construction contract. The Tenant shall obtain and shall provide Landlord with general contractor's final contractor's affidavit, releases and indemnities contemporaneous with final payment to be made to the general contractor and all subcontractors and materialmen.

         All alterations, improvements and additions made by Tenant shall immediately become the property of Landlord and shall remain on the Premises at the expiration or earlier termination of the Lease, except Landlord, upon written notice to Tenant, may require that the Tenant remove any such alterations, improvements and additions made by Tenant upon any termination of the Lease, whereupon the Tenant shall remove at its sole cost and expense on or before the termination of this Lease.

         Any installations by Tenant on the roof of the building(s) which comprise a portion of the Premises, or work which might affect the roof must be accomplished in coordination with Landlord and Landlord's roofing contractor so as to preserve the roof warranty covering the building(s); any costs arising from damage to the roof membrane resulting from the activities of Tenant shall be the responsibility of Tenant.

8.       SIGNAGE

         Tenant, at its expense and subject to its obtaining any required governmental permits and approvals, may place, maintain, repair and replace within the Premises such signs as Tenant deems appropriate or necessary. Landlord shall cooperate with Tenant's efforts to obtain any permit, approval or consent necessary or desirable in connection with the installation of any sign. Landlord shall, at its expense, remove its existing signage from the Premises within thirty (30) days after the Commencement Date.





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9.       PERSONAL PROPERTY

         For purposes of this Lease, the term "Tenant's Property" shall mean all office furniture and equipment, movable partitions, communications equipment, inventory, and other articles of movable personal property owned or leased by Tenant and located in the Premises, but shall not include the any permanently attached fixtures ("Landlord's FF&E"). All Tenant's Property shall be and remain the property of Tenant throughout the Term of this Lease and may be removed by Tenant at any time during the Term. All Landlord's FF&E shall be and remain the property of Landlord throughout the Term of this Lease, unless specifically purchased by and conveyed to Tenant after the Commencement Date, and may not be removed from the Premises without Landlord's prior consent. On or prior to the expiration of this Lease, Tenant shall remove all Tenant's Property from the Premises without leaving any noticeable damage to the Premises, but shall leave Landlord's FF&E in the Premises. If Tenant leaves noticeable damage to the Premises as a result of Tenant's removal of Tenant's Property, or if Tenant has noticeably damaged Landlord's FF&E (excluding reasonable wear and tear), Landlord shall give Tenant written notice and Tenant shall have fifteen (15) days thereafter to remove or repair such damage, after which time, Landlord may repair such damage and Tenant shall reimburse Landlord for all costs and expenses reasonably incurred by Landlord in repairing such damage. Notwithstanding the foregoing, any built-in items placed on the Premises by Tenant shall become a part of the Premises and the property of Landlord.

10.      QUIET ENJOYMENT

         Landlord covenants that Tenant shall and may, at all times during the Term during such period of time as Tenant is current and in good standing of its obligations under this Lease, peaceably and quietly have, hold, occupy, and enjoy the Premises, free of any claim or other action by Landlord or anyone claiming by, through or under Landlord.

11.      LIENS

         (a) TENANT LIENS. Tenant shall not (i) by any failure to act or by any act, other than the mere hiring of a material or service provider, allow any materialman's or construction liens, or (ii) by any act or failure to act allow any other liens, deeds of trust, mortgages, or other encumbrances, to be placed on the whole or any portion of the Premises during the Term. If a materialman's or construction lien shall be filed, Tenant may contest it in good faith but must, within thirty (30) days after the lien is filed, cause the lien to be released of record by payment, bond, order of a court of competent jurisdiction or otherwise. If Tenant fails to release the lien of record within the 30-day period, Landlord may remove the lien by paying the full amount, bonding the lien or in any other manner Landlord deems appropriate, without investigating the validity of the lien and regardless of the fact that Tenant may contest the propriety or amount of the lien and Tenant, upon demand, shall reimburse Landlord for all costs incurred by Landlord in connection with such discharge,





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including attorney's fees and disbursements. Notwithstanding anything to the contrary in this Lease, the interest of Landlord in the Premises shall not be subject to liens for improvements made by or for Tenant, whether or not the same shall be made or done in accordance with any agreement between Landlord and Tenant, and it is specifically understood and agreed that in no event shall Landlord or the interest of Landlord in the Premises be liable for or subjected to any mechanic's, materialmen's or laborer's liens for improvements or work made by or for Tenant. This Lease specifically prohibits the subjecting of Landlord's interest in the Premises to any mechanic's, materialmen's or laborer's liens for improvements made by Tenant or for which Tenant is responsible for payment under the terms of this provision. Tenant shall advise its contractors, subcontractors, materialmen and any other lienors of this Provision. In the event any notice or claim of lien shall be asserted of record against the interest of Landlord in the Premises or Building or the site on which it is located on account of or growing out of any improvement or work done by or for Tenant, or any person claiming by, through or under Tenant, for improvements or work the cost of which is the responsibility of Tenant.

         All persons to whom these presents may come are put on notice of the fact that Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises, or any portion of the Premises, to any mechanics' or materialmen's lien or liens of any kind. All persons who may hereafter, during the continuance of this Lease, furnish work, labor, services or materials to the Premises, upon the request or order of Tenant, or any person claiming under, by or through Tenant, must look wholly to the interest of Tenant, and not to that of Landlord. Landlord shall be permitted to post on and affix to the Premises or record in the public records a notice of non-responsibility therefor.

         (b) LANDLORD LIENS. This Lease shall be subject and subordinate to any mortgage which may now or hereafter affect the Premises, and any renewals, modifications, consolidations, replacements or extensions thereof, provided that Landlord shall obtain from its mortgagee a written agreement with Tenant that provides that so long as Tenant shall not be in default of its obligations under this Lease beyond any applicable notice and cure period: (a) Tenant shall not be joined as a defendant in any proceeding which may be instituted to foreclose or enforce the mortgage, and (b) Tenant's possession and use of the Premises in accordance with the provisions of this Lease shall not be affected or disturbed by reason of the subordination of this Lease to, or any modification of or default, under the mortgage.

         (c) ATTORNMENT. In the event that the holder or any successor or transferee of a holder (collectively, a "Mortgagee") of any ground lease or underlying lease, mortgage, deed of trust or other lien, encumbrance or indenture (collectively, a "Mortgage") succeeds to the rights of Landlord under this Lease, whether through foreclosure, the acceptance of a deed in lieu of foreclosure or any possession, surrender, assignment, judicial action or any other action taken by Mortgagee, and in all other matters concerning any Mortgage, the following shall apply:

                  (1) Tenant shall attorn to, and be liable to and recognize Mortgagee or such other party (or such person as Mortgagee or such other party may direct) as Tenant's new Landlord for the balance of the term of the Lease, upon and subject to all the terms and conditions of this Lease and any non-disturbance agreement between Tenant and any such Mortgagee. Such successor in interest will not be bound by:

         (A)      any payment of rent for more than one month in advance;

         (B) any amendment or modification of this Lease made without its written consent (provided Tenant is notified in advance in writing of the existence of such Mortgagee); or

                  (C) any claim against Landlord arising prior to the date on which such successor succeeded to Landlord's interest, provided Tenant is notified in advance in writing of the existence of such Mortgagee and notice of such claim has not been provided to Mortgagee.

         (d) SELF OPERATIVE. The provisions of paragraph 11(b) and (c) above will be self-operative and no further instrument of subordination will be required in order to effect it. Nevertheless, Tenant will execute, acknowledge and deliver to Landlord, at any time and from time to time, upon demand by Landlord, such documents as may be reasonably requested by Landlord, any ground lessor or underlying lessor or any mortgagee, or any holder of a deed of trust or other instrument described in this Paragraph, to confirm or effect any such subordination, provided that such instrument also contains nondisturbance provisions reasonably acceptable to Tenant, consistent with the provisions of
Section 11(c)(2).

         Nothing in Section 11(b) or (c) above shall impair the recourse which Tenant might otherwise have against Landlord, to the extent permitted hereunder, subject to the limitations of this Lease.

12.      INSURANCE

         (a) BUILDING INSURANCE. Throughout the Term, Tenant shall keep the buildings and improvements included in the Premises, as well as Tenant's personal property and Landlord's FF&E, insured for the "full replacement value" thereof against loss or damage by perils customarily included under standard "all-risk" policies with a deductible not in excess of Ten Thousand and 00/100 Dollars ($10,000.00), together with extended coverage, flood, vandalism, malicious mischief, and hurricane endorsement. Each such policy of insurance shall provide that the same will not be canceled without at least thirty (30) days prior written notice to Landlord. On or before the Commencement Date, Tenant shall deliver to Landlord certificates of insurance, showing that the insurance required to be maintained pursuant to the foregoing provisions of this
Section 13(a) is in force and will not be modified or canceled without thirty
(30) days prior written notice being furnished to Landlord. Thereafter, not less than thirty (30) days prior to the expiration or termination of each such policy, Tenant shall furnish to Landlord certificates showing renewal of, or substitution for, policies that expire or are terminated during the Term of the Lease. In the event of any casualty the insurance proceeds shall be made available for restoration purposes as provided in SECTION 15 hereof.

         (b) TENANT'S LIABILITY INSURANCE. Throughout the Term, Tenant shall maintain commercial general liability insurance, including a contractual liability endorsement, and personal injury liability coverage in respect of the Premises and the conduct or operation of its business therein, naming Landlord as an additional insured, with a combined single limit for bodily injury and property damage liability of not less than $2,000,000 in any one occurrence. Each such policy of insurance shall provide that the same will not be canceled without at least thirty (30) days prior written notice to Landlord. On or before the Commencement Date, Tenant shall deliver to Landlord certificates of insurance, showing that the insurance required to be maintained pursuant to the foregoing provisions of this Section 13(b) is in force and will not be modified or canceled without thirty (30) days prior written notice being furnished to Landlord. Thereafter, not less than thirty (30) days prior to the expiration or termination of each such policy, Tenant shall furnish to Landlord certificates showing renewal of, or substitution for, policies that expire or are terminated during the Term of the Lease.

         (c) OTHER INSURANCE. During the Term, Tenant shall, at its expense, also secure and maintain the following policies of insurance to wit:
(i) workers' compensation insurance as required by law; (ii) during the course of construction of any improvements, including, but not limited to, Alterations and until completion thereof, builder's risk insurance on a "all risk" basis on a comprehensive value form for replacement value covering the interest of Landlord and Tenant (and their respective contractors, subcontractors and Landlord's mortgagees) and all work incorporated into the Premises and all materials and equipment in or about the Premises; (iii) business interruption insurance with respect to the Premises in an amount of coverage reasonably sufficient to pay, if necessary, the Rent and other charges under this Lease for the period of time not less than one (1) year. Landlord (and its mortgagees) shall be additionally named insured under any such policies procured by Tenant.

         (d) REQUIREMENTS. All such policies required to be maintained hereunder shall be written by insurance companies licensed to do business in the State of Florida and having a rating of "A" Class IX or better by Bests Insurance Key Rating Guide published by A.M. Best Company. All insurance provided for in this Section 13 shall be effected under valid and enforceable occurrence insurance policies issued by insurers of recognized responsibility which are licensed to do business in the State of Florida (and reasonably acceptable to Landlord). Each policy of insurance shall have attached thereto an endorsement that such policy shall not be cancelled or materially changed without at least thirty (30) days' prior written notice to Landlord, and any mortgagee of the Premises, and that no act or thing done by Tenant shall invalidate the policy as against Landlord or any mortgagee of the Premises. Before the Commencement Date, the Tenant obtaining such insurance shall deliver certificates thereof (with receipts or other evidence of full payment of the premiums thereon and a copy of such policy) to the Landlord, and thereafter, not less than thirty (30) days prior to the expiration of each insurance policy required to be furnished pursuant hereto, the party obtaining the same shall deliver to the other party a renewal certificate thereof, together with receipts therefor. Tenant and Landlord shall cooperate with each other in expediting the obtaining of insurance recoveries. All such insurance shall also contain such other endorsements as any first mortgagee of the Premises shall reasonably request.

         (e) SUBROGATION. Landlord and Tenant each hereby release each other from liability to the extent of insurance maintained or required to be maintained hereunder. Landlord and Tenant shall each obtain from their respective insurers under all policies of insurance maintained by either of them at any time during the Term hereof insuring or covering the Premises, a waiver of all rights of subrogation which the insurer of the party might otherwise have, if at all, against the other party.

13.      INDEMNIFICATION

         (a) TENANT'S INDEMNIFICATION. Except as may otherwise be provided in this Lease, Tenant shall indemnify and hold harmless Landlord, its employees, officers, directors, managers, agents, shareholders, partners or other owners from and against any and all third-party claims arising from or in connection with: (i) the conduct or management of the Premises or of any business thereon, or any condition created in or about the Premises during the term of this Lease, unless created by Landlord, its employees, officers, directors, managers, agents, shareholders, partners or other owners, invitees or contractors, or any person or entity acting at the instance of Landlord; (ii) any act, omission or negligence of Tenant or any of its subtenants or licensees or its employees, officers, directors, managers, agents, shareholders, partners or other owners, invitees or contractors; or (iii) any accident or injury or damage whatever, not caused by Landlord or any person or entity acting at the instance of Landlord occurring in, at or upon the Premises.

         (b) LANDLORD'S INDEMNIFICATION. Except as may otherwise be provided in this Lease, Landlord shall indemnify and hold harmless Tenant, its employees, officers, directors, managers, agents, shareholders, partners or other owners from and against any and all third-party claims arising from or in connection with any act, omission or negligence of Landlord or any of its employees, managers, agents or contractors pertaining to the Premises, unless caused by the negligence or misconduct of Tenant.

14.      ENVIRONMENTAL MATTERS

         (a) TENANT OBLIGATIONS. During the Initial Term and any Extension Term, Tenant shall not do anything during the Term that violates any Environmental Law (defined below). Tenant shall indemnify, defend and hold harmless Landlord, its employees, officers, directors, managers, agents, shareholders, partners or other owners, from and against any and all losses, claims, suits, damages, judgments, penalties and liability including, without limitation, (i) all out-of-pocket litigation costs and reasonable attorneys' fees, (ii) all damages (including consequential damages), directly or indirectly arising out of the use, generation, storage, release or threatened release or disposal of Hazardous Materials by Tenant or any of its subtenants or licensees or its employees, officers, directors, managers, agents, shareholders, partners or other owners, invitees or contractors, and (iii) the cost of and the obligation to perform any required or necessary repair, clean-up, investigation, removal, remediation or abatement, and the preparation of any closure or other required plans, to the full extent that any of the foregoing is attributable to the use, generation, storage, release or threatened release or disposal of Hazardous Materials by Tenant or any of its subtenants or licensees or its employees, officers, directors, managers, agents, shareholders, partners or other owners, invitees or contractors.

         (b) LANDLORD OBLIGATIONS. Landlord shall indemnify, defend and hold harmless Tenant, its employees, officers, directors, managers, agents, shareholders, partners or other owners, from and against any and all losses, claims, suits, damages, judgments, penalties, and liability including, without limitation, all (i) out-of-pocket litigation costs and reasonable attorneys' fees, (ii) all damages, including consequential damages, directly or indirectly arising out of the release or disposal of Hazardous Materials on, under or in the Premises, or any violation of Environmental Laws, caused by Landlord, or which occurred prior to the Commencement Date of this Lease.

         (c) DEFINITION. For the purpose of this Section 15, Hazardous Materials shall include but not be limited to substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, ET SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 ET SEQ.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ.; the Occupational Safety and Health Act of 1970, as amended; the common law; and any and all state, local or federal laws, rules, regulations, policies, guidances and orders pertaining to environmental, public health or welfare matters, as the same may be amended, interpreted or supplemented from time to time (collectively, the "Environmental Laws"). Any terms mentioned in this Lease which are defined in any applicable Environmental Laws shall have the meanings ascribed to such terms in such laws, provided, however, that if any such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

         (d) SURVIVAL. The provisions of this Section 15 shall survive the expiration or sooner termination of this Lease.

15.      DAMAGE AND CONDEMNATION

         (a)      CASUALTY.  In connection with any casualty pertaining to the
Premises:

                  (1) In the event that the improvements or any portion thereof, shall be damaged or destroyed by fire, the elements or other casualty, whether such damage or destruction renders the Premises unfit for the use contemplated hereby or not, this Lease shall continue in full force and effect, all Rent and Additional Rent due under this Lease shall continue to be promptly paid by Tenant; and Tenant, at Tenant's sole cost and expense, and as expeditiously as possible, shall restore, repair and replace the Premises and all portions thereof to a condition at least as good as existed immediately prior to such damage or destruction.

                  (2) The building insurance proceeds under the policies maintained by Tenant shall be applied toward the cost of all repairs and restoration Tenant is required to make under this Section 15.

                  (3) If the Premises are so damaged by fire, explosion, wind storm or other casualty as to be made untenable, whereupon fifty percent (50%) or more of the improvements on such Premises are damaged during the last two (2) lease years of the term, then the Tenant may elect to terminate this Lease upon giving written notice thereof to Landlord within thirty (30) business days of such casualty, whereupon such termination Tenant shall pay to Landlord within thirty (30) calendar days after giving such written notice of termination in currently available funds a sum equal to the equal fair market value of the Premises immediately prior to the casualty less the sums payable to Landlord as property damage insurance proceeds (not including any business interruption or loss of rent payments payable by reason of such casualty) and all proceeds payable under such insurance shall be paid to Landlord.

         (b)      CONDEMNATION. In connection with any condemnation of the
Premises:

                  (1) If at any time during the Term of this Lease all or substantially all of the Premises shall be taken in the exercise of the power of eminent domain by any sovereign, municipality or other public or private authority, then this Lease shall terminate on the date of vesting of title in such authority and any prepaid Rent shall be apportioned as of said date. Substantially all of the Premises shall be deemed to have been taken if, in Landlord's and Tenant's reasonable judgment, the remaining portion of the Premises shall not be of sufficient size to permit the construction and operation of buildings thereon substantially of a size of the existing buildings.

                  (2) If less than all or substantially all of the Premises shall be taken in the exercise of the power of eminent domain by any sovereign, municipality or other public or private domain by any sovereign, municipality or other public or private authority, then this Lease shall continue in force and effect and Tenant shall proceed with reasonable diligence at its own expense to carry out any necessary repairs and restoration so that the remaining portion of the Premises shall constitute a complete structural unit or units which can be operated on an economically feasible basis under the provisions of this Lease. All of such repair and restoration shall be carried out by Tenant in strict accordance with the restoration provisions of Article 15(c) of this Lease. The award or awards for any partial taking shall be paid to Landlord and shall be disbursed for the repair and restoration of the Premises in accordance with
Article 15(c).

                  (3) The award or awards for any taking of all or substantially all of the Premises shall be paid to Landlord, provided that Tenant shall have the right to pursue its own separate award for the value, immediately prior to such taking, of loss of equipment, loss of business, loss of its leasehold interest, and moving expenses, to the extent the foregoing does not reduce any award to be received by Landlord.

                  (4) If the temporary use of the whole or any part of the Premises shall be taken at any time during the Term of this Lease in the exercise of the power of eminent domain by any sovereign, municipality or other authority, the Term of this Lease shall not be reduced or affected in any way and Tenant shall continue to pay in full the Rent, and the entire award for such taking shall be paid to Landlord, to be applied and disposed of as hereinafter provided. Landlord shall credit against the next Rent payment due from Tenant that portion of said award paid for the use and occupancy of the Premises. That portion of such award which compensates for physical damage to the Premises occasioned by such taking shall be held by Landlord, and used to reimburse Tenant for costs of restoration and repair of the portion of the Premises so damaged. Tenant shall perform all of such restoration and repair in accordance with the terms of Section 15(c).

         (c) ESCROW. In connection with Tenant's repair after damage by casualty or condemnation, the following shall be applicable:

                  (1) Whenever Tenant shall be required to carry out any work of demolition, restoration, repair, replacement or rebuilding pursuant to this Lease after fire or other casualty loss or a condemnation, Landlord or a depository designated by Landlord shall be entitled to receive the applicable insurance proceeds and condemnation award or awards for reimbursement to the Tenant for the required work, to be disbursed by Landlord in its reasonable discretion as construction progresses; provided, however, that Landlord shall be entitled to apply all or any portion of such proceeds to cure Tenant's defaults hereunder prior to the commencement of such work and Landlord shall be entitled to any surplus thereof.

                  (2) Tenant shall obtain Landlord's prior written approval (not to be unreasonably withheld) or delayed of Tenant's plans and budget, and shall provide Landlord with true and correct certified copies of all legally required permits and/or other approvals for construction, and, with evidence, reasonably satisfactory to Landlord, that Tenant has sufficient funds earmarked for such work to complete the same (the completion of which is hereby expressly guaranteed by Tenant). All work shall be carried out in accordance with the terms of Article 7, including, without limitation, the terms thereof which require the work to be performed in a good and workmanlike manner, in compliance with all applicable laws and ordinances, and shall be completed lien-free and in compliance with all title, zoning, building, and other applicable restrictions. If at any time Tenant shall fail or neglect to supply sufficient workmen or sufficient materials of proper quality, or fail in any other respect to prosecute such work of demolition, restoration, repair, replacement or rebuilding with diligence and promptness, then Landlord may give to Tenant written notice of such failure or neglect, and if such failure or neglect continues for ten (10) days after such notice, then, if Landlord so requests in Landlord's sole discretion, Tenant shall assign all construction contracts for the reconstruction to Landlord, and Landlord, in addition to all other rights which Landlord may have, may enter upon the Premises, provide labor and/or materials, cause the performance of any contract and/or do such other acts and things as Landlord may deem advisable to prosecute such work, in which event Landlord shall be entitled to reimbursement of its costs and expenses out of any insurance proceeds, condemnation award or awards and any other monies held by Landlord (or such depository) for application to the cost of such work, in accordance with the restoration provisions hereof. All costs and expenses incurred by Landlord in carrying out such work for which Landlord is not reimbursed out of insurance proceeds, condemnation award or awards or other monies held by Landlord (or such depository), shall be borne by Tenant and shall be payable by Tenant to Landlord as Additional Rent upon demand, which demand may be made by Landlord from time to time as such costs and expenses are incurred, in addition to any or all damages to which Landlord shall be entitled hereunder.

                  (3) Unless this Lease is terminated, of the insurance proceeds made available to Landlord shall be remitted by Landlord to a bank or trust company selected by Landlord in reimbursement of Landlord or Tenant, as the case may be, for the cost of repair and reconstruction, as the same progresses and any excess remaining after completion of the repair and reconstruction shall be paid to Landlord, as Landlord's sole and absolute property; and

16.      DEFAULT BY LANDLORD

         Notwithstanding any other provision of this Lease, if Landlord by any act or omission is in breach or default of this Lease and such breach or default continues for a period of thirty (30) consecutive days after Tenant notifies Landlord in writing thereof, or such default is not capable of being cured within such thirty (30) and if Landlord shall not have commenced to cure same within such thirty (30)-day period and is preceding to cure same diligently within a reasonable period of time, not to exceed an additional ninety (90) days, Tenant shall have all remedies available to Tenant at law or in equity against Landlord but Tenant shall not be entitled to punitive or consequential damage.

17.      DEFAULT BY TENANT

         (a)      EVENTS OF DEFAULT.  If:

                  (i) Tenant shall default in the due and punctual payment of the Rent, insurance premiums, impositions or any other amounts or rents due under this Lease or any part thereof, and such default shall continue for fifteen (15) days after written notice to Tenant (provided that with respect to the requirements of Section 21 hereof, no cure period shall be applicable); or

                  (ii) Tenant shall default in the performance or in compliance with any of the other covenants, agreements or conditions contained in this Lease and such default shall not be cured within thirty (30) days after receipt by Tenant of written notice from Landlord or, if such default is not capable of being cured within thirty (30) days, then if Tenant shall not have commenced to cure the same within such thirty (30) day period and proceeded diligently to cure the same within a reasonable period not to exceed an additional ninety (90) days; or

                  (iii) Tenant shall file a voluntary petition in bankruptcy or under Chapter VII or XI of the Federal Bankruptcy Act or any similar law, state or federal, whether now or hereafter existing, or an answer admitting insolvency or inability to pay its debts, or fail to obtain a vacation or stay of involuntary proceedings within ninety (90) days after the involuntary petition is filed; or Tenant shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for Tenant or for all of its property or the major part thereof in any involuntary proceedings, or any court shall have taken jurisdiction of the property of Tenant or the majority part thereof in any involuntary proceeding for reorganization, dissolution, liquidation or winding up of Tenant, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise within ninety (90) days; or Tenant shall make an assignment for the benefit of its creditors;

         (b) LANDLORD'S REMEDIES UPON DEFAULT. If any such event referred to in clauses 17(a)(i) through (a)(iii) above (any such event being an "Event of Default"), Landlord shall have the remedies with respect to the Premises as set forth below:

                  Upon the occurrence of an Event of Default by Tenant, then Landlord shall be entitled to the following remedies and any other remedies granted by law, or by equity, all or any of which shall be available to Landlord upon default except as otherwise provided:

                  (i) Landlord may terminate this Lease by giving written notice of termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to so surrender the Premises, then Landlord may, without prejudice to any other remedy it has for possession of the Premises or arrearages in rent or other damages, re-enter and take possession of the Premises and expel or remove Tenant and any other person occupying the Premises or any part thereof, in accordance with applicable law; no such re-entry shall be viewed as an election of remedies;

                  (ii) Landlord may re-enter and take possession of the Premises without terminating the Lease in accordance with applicable law, and relet the Premises and apply the Rent received to the account of Tenant. In the event Landlord so re-enters and takes possession of the Premises as set forth above, Landlord agrees to use reasonable efforts to relet the Premises for a commercially reasonable rate at the time of such reletting. No reletting by Landlord is considered to be for Landlord's own account unless Landlord has notified Tenant in writing that this Lease has been terminated. In addition, no such reletting is to be considered an acceptance of Tenant's surrender of the Premises unless Landlord so notifies Tenant in writing.

                  (iii) If this Lease is terminated by Landlord, Landlord shall be entitled to recover from Tenant as damages the worth at the time of such termination of the excess, if any, of the amount of rent reserved in this Lease for the balance of the term of this Lease (which shall be calculated on the then current rent under this Lease), in excess of the then reasonable rental value of the Premises for the same period, plus all costs and expenses of Landlord, including court costs, reasonable attorneys' fees, and reletting costs, caused by Tenant's default.

                  (iv) If Tenant shall default in making any payment required to be made by Tenant, or shall default in the performance of any obligations of Tenant under this Lease, Landlord may, but shall not be obligated to, make such payment or, on behalf of the Tenant, expend such sums as may be necessary to perform such obligations. All sums so expended by Landlord shall bear interest at the Stipulated Rate, and shall be repaid by Tenant to Landlord on demand as additional rent due pursuant to the terms of this Lease. No such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default, nor shall it affect any other remedy of Landlord by reason of such default.

                  (v) In the event of a breach by Tenant or Landlord of any of the terms, covenants, conditions or agreements hereof, Landlord or Tenant shall have the right of injunction to restrain the same and the right to invoke any remedy allowed by law or in equity or by statute or otherwise as if specific remedies were not herein provided, subject to the limitations otherwise provided in this Lease.

                  (vi) The rights and remedies given to Landlord and Tenant in this Lease are distinct, separate and cumulative, and no one of them, whether or not exercised by Landlord or Tenant, shall be deemed to be in exclusion of any of the others herein or now or hereafter existing by law or in equity or by statute or otherwise, except to the extent otherwise provided herein. The exercise, or beginning of the exercise, by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord or Tenant of any or all other rights or remedies.

                  (vii) All costs incurred by either party in connection with any amounts and damages owing by the other party pursuant to the provisions of this Lease or in connection with any effort to enforce any provision of this Lease, including reasonable attorneys' fees and court costs from the date any such matter is turned over to an attorney (including on appeal), whether or not one or more actions are commenced, shall be recoverable by the prevailing party.

18.      SURRENDER; HOLDOVER

         At the end of the Term or upon termination of this Lease, whichever first occurs, Tenant shall quit and surrender possession of the Premises to Landlord in good operating condition, normal wear and tear excepted. Tenant shall not be obligated to remove any alterations to the Premises that were approved by Landlord unless Landlord shall notify Tenant of Landlord's desire for such alteration to be removed. If Tenant remains in possession of the Premises after the end of the Term, then Tenant shall be deemed to be a tenant from month to month only, under all of the same terms and conditions of this Lease then in effect, except as to the duration of the Term and Base Rent, which shall be in the amount of 150% of the monthly Base Rent payable by Tenant to Landlord during the last month of the Initial Term. In addition, Tenant shall also be responsible for all reasonable damages, costs and expenses incurred by Landlord during such period of holdover, which are attributable directly to Tenant's continued possession of the Premises.

19.      BROKERAGE

         Landlord and Tenant each represents and warrants to the other that it had no conversations, negotiations or agreements with any broker or finder concerning the consummation of this Lease. Landlord and Tenant shall each indemnify and hold harmless the other from and against any claims for brokerage commissions or finder's fees (together with all related expenses, including, without limitation, reasonable attorneys' fees) resulting from or arising out of any conversations or negotiations had by it with, or any agreement between it and, any broker or finder in connection with this Lease.

20.      ASSIGNMENT AND SUBLETTING

         Tenant shall not assign this Lease or sublet all or any portion of the Premises or pledge or mortgage Tenant's interest in this Lease without Landlord's prior, written consent, which consent shall not be unreasonably withheld, conditioned or delayed and pursuant to an assignment/sublet agreement in form reasonably acceptable to Landlord. In the event of an assignment or subletting of all or any portion of the Premises (other than with respect to an affiliate controlled by Tenant or in connection with a merger or consolidation of Tenant), then the Tenant shall, in consideration therefore, pay Landlord in Additional Rent an amount equal to one-half of the "Assignment Profit" (as hereinafter defined) and one-half of the "Sublease Profit" (as hereinafter defined) as the case may be. Notwithstanding any assignment of Tenant's interest under this Lease or Tenant's subletting of all or any portion of the Premises, Tenant shall not be released and shall remain primarily liable for all of the obligations required to be performed by the tenant under this Lease. In addition, no consent by Landlord shall be required in connection with an assignment, sublet or other transfer of all or any portion of the Premises or

Tenant's interest in this Lease to an affiliate controlled by Tenant, or in connection with a merger or consolidation of Tenant. This Lease contains no provision restricting, purporting to restrict or referring in any manner to (a) a change in control or change in stockholders, directors, management or organization of Tenant, or any subsidiary, affiliate or parent of Tenant, (b) to the issuance, sale, purchase, public offering, disposition or recapitalization of the capital stock of Tenant, or any subsidiary, affiliate or parent of Tenant, or (c) to a merger, amalgamation or consolidation of Tenant or Tenant's parent or any subsidiary, affiliate or parent of Tenant or Tenant's parent.

         The term "Assignment Profit" shall mean an amount equal to all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns).

         The term "Sublease Profit" shall mean in any Lease Year of the Term of this Lease: (i) any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Base Rent accruing during such Lease Year of the Term of this Lease in respect to the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof; and (ii) all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns, which net unamortized amount shall be deducted from the sums paid in connection with such sale in equal monthly installments over the balance of the term of the sublease (each such monthly deduction to be in an amount equal to the quotient of the net unamortized amount, divided by the number of months remaining in the term of this Lease). The sums payable under this Section 20 shall be paid to Landlord as and when paid by the subtenant to Tenant.

21.      PARKING

         As of the date of this Lease, Landlord has been paying $29,812.50 to the City of Fort Lauderdale (the "City") on a monthly basis in exchange for the City's delivery to Landlord on a monthly basis of 625 parking passes, each of which entitles the holder to park for one month at no additional charge in a parking space in a designated area of the City parking garage located immediately east of the Premises. Landlord has no formal written agreement with the City regarding this arrangement. During the Term, for as long as the City continues to provide such parking passes for the Premises, Tenant shall continue to purchase as many parking passes as the City will sell to Tenant which shall be for the exclusive use of Tenant. Tenant agrees to pay the City for the parking passes and obtain the same by the fifteenth (15th) day of each month, and provide notice to Landlord as to the number and cost of all such passes obtained by the twentieth (20th) of each month prior to the month such passes are due, Tenant will provide a receipt from the City evidencing the payment for such spaces, upon the request of Landlord. Unless Landlord elects otherwise (which election shall beat the sole discretion of Landlord and upon 24 hours



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written notice to Tenant), Tenant will continue to pay the City for the passes on a monthly basis, and Tenant will pick up the passes from the City on a monthly basis. If during the Term hereof Landlord elects by written notice to Tenant to assume full responsibility for obtaining such parking passes, Landlord will purchase such parking passes from the City and immediately provide all of them to Tenant for its exclusive use, provided Tenant reimburses Landlord for the actual cost of the passes (which amounts shall be deemed Additional Rent hereunder) within ten (10) days of demand. Landlord makes no representations or warranties as to the continued availability of any of such parking passes from the City in the future nor as to the number or cost of such passes or the location within the City garage designated for use by the pass holders. Tenant releases and agrees not to seek recourse against Landlord on account of any loss, cost or expense incurred by Tenant in the event the City no longer makes some or all of the parking passes available for use by occupants of the Premises. In addition, Tenant shall not be held liable or responsible by Landlord or its mortgagee or any other party for any failure by the City to issue such parking spaces to Tenant, either in whole or in part, provided Tenant (if obligated to do so) attempted to obtain such parking passes available as set forth herein.

24.      MISCELLANEOUS

         (a) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

         (b)      CERTAIN DEFINITIONS.

                  "INCLUDING" means including without limitation.

                  "TENANT INDEMNITEE" means any individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof), or any other entity recognized under the laws of any state (i) of which Tenant is a direct or indirect subsidiary of any tier, or that directly or indirectly controls Tenant, (ii) that is a direct or indirect subsidiary of any tier of Tenant or that Tenant directly or indirectly controls, or (iii) that is under direct or indirect common control with Tenant, and all officers, directors, and representatives thereof.

         (c) INDEMNIFICATION MATTERS INVOLVING THIRD PARTIES. With respect to the obligation of either party to indemnify pursuant to this Lease:

                  (i) If any third party shall notify any person or entity entitled to indemnification under this Lease (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against another party (the "Indemnifying Party"), then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless, and then solely to the extent, the Indemnifying Party thereby is prejudiced.

                  (ii) An Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing, within fifteen (15) days after the Indemnified Party has given notice of the Third Party Claim, that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any adverse consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third




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




Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief,
(D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                  (iii) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with clause (ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, not to be withheld unreasonably, and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, not to be withheld unreasonably.

                  (iv) If, in the reasonable judgment of the Indemnified Party, any of the conditions in clause (ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (C) the Indemnifying Party will remain responsible for any damages, penalties, fines, costs and expenses, including attorney's fees, the Indemnified Party may suffer resulting from, arising out of, relating to, or caused by the Third Party Claim to the fullest extent provided in this Lease.

         (d) CONSENTS AND APPROVALS. If, pursuant to any provision of this Lease, the consent or approval of either party is required to be obtained by the other party, then, unless otherwise provided herein, the party whose consent or approval is required shall not unreasonably withhold, condition or delay such consent or approval.

         (e) RIGHTS AND REMEDIES. All rights and remedies of either party expressly set forth herein are intended to be cumulative and not in limitation of any other right or remedy set forth herein or otherwise available to such party at law or in equity. Notwithstanding the foregoing, in no event shall either party be liable to the other for consequential or punitive damages, except as otherwise provided in this Lease.

         (f) NO WAIVER. The failure of either party to seek redress for a breach of, or to insist upon the strict performance of any covenant or condition of this Lease, shall not prevent a subsequent act which would have originally constituted a breach from having all the force and effect of an original breach. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease by Tenant shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and signed by Landlord. The payment by Tenant of Rent with knowledge of the breach of any covenant of this Lease by Landlord shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived by Tenant unless such waiver is in writing and signed by Tenant.

         (g) SUCCESSORS AND ASSIGNS. Each and all of the terms and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto, and their heirs, legal representatives, successors and assigns. Any sale or transfer of the Premises by Landlord during the Term shall be made by an instrument that expressly refers to this Lease as a burden upon the Premises.

         (h) RECORDING. Tenant may not record this Lease. At Tenant's request, Landlord will cooperate with Tenant in the execution and recording of a memorandum of lease in the form attached hereto as EXHIBIT "C" ("Memorandum"). Upon any termination of this Lease, Tenant agrees that it will execute such documents as Landlord may request evidencing that this Lease has been terminated and canceling the Memorandum of record. The Tenant does hereby indemnify and hold the Landlord harmless for any loss, cost or expense, including, but not limited to, attorneys' fees and court costs through all trial and appellate levels as a result of Tenant's breach of its obligations set forth in this paragraph. The provisions of this paragraph shall survive any termination of this Lease.

         (i) NOTICES. All notices required hereunder shall be in writing and shall be effective when delivered to the address set forth below (or to such other addresses as either party may subsequently designate).

                  (i)      if to Tenant to:

                           ANC Rental Corporation
                           200 South Andrews Avenue
                           Ft. Lauderdale, FL 33301
                           Attn:    Corporate Real Estate

                  with a copy (which shall not constitute notice) to:

                           Akerman, Senterfitt & Eidson, P.A.
                           Las Olas Centre II
                           350 East Las Olas Boulevard, Suite 1600
                           Fort Lauderdale, FL 33301
                           Attn:  David A. Reed

                  (ii)     if to Landlord:

                           AutoNation USA Corporation
                           110 S.E. 6th Street, 17th Floor
                           Ft. Lauderdale, FL 33301
                           Attn:    Corporate Real Estate
                  with a copy (which shall not constitute notice) to:

                           AutoNation, Inc.
                           110 S.E. 6th Street, 20th Floor
                           Ft. Lauderdale, FL 33301
                           Attn:    Real Estate Legal Department
                           Telecopy: (954) 769-6622

         (j) ENTIRE AGREEMENT; MODIFICATIONS. This Lease contains the entire agreement between the parties concerning the matters set forth herein and may not be modified orally or in any manner other than by an agreement in writing signed by all the parties hereto or their respective successors in interest. Further, this Lease supersedes any and all prior lease(s) for the Premises that may have been entered into by the parties.

         (k) JOINT AND SEVERAL OBLIGATIONS. If Landlord includes more than one person or entity, the obligations shall be joint and several of all such persons and entities.

         (l) RADON DISCLOSURE. The following disclosure is required by Florida law: "RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health unit."

         (m) ESTOPPEL CERTIFICATE. Each party agrees, at any time and from time to time as requested by the other party, or as requested by Landlord's mortgagee or purchaser of the Premises, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications), certifying the dates to which the Base Rent and Additional Rent have been paid, stating whether or not to the knowledge of such party the other party is in default in performance or any of its obligations under this Lease, and, if so, specifying each such default, and stating whether or not any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event. Tenant also shall include in any such statements such other information concerning this Lease as Landlord, its mortgagee or potential purchaser of the Premises may reasonably request.

         (n) ATTORNEYS' FEES. In the event that at any time during the Term of this Lease either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expenses of attorneys' fees and paralegal fees and disbursements incurred therein by the successful party. Such expenses incurred prior to trial and at all levels of appeal and post judgment proceedings.

         (o) LIMITATION OF RIGHT OF RECOVERY. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to Landlord's equity interest in the Premises for the satisfaction of Tenant's remedies. It is specifically understood and agreed that there shall be no personal liability of Landlord or any member, director, officer, shareholder, partner, trustee, beneficiary, employee or agent of Landlord with respect to any of the covenants, conditions or provisions of this Lease.

         (p) PAYMENT OR PERFORMANCE. Landlord shall have the right, upon ten
(10) days prior written notice to Tenant (or without notice in case of emergency or in order to avoid any fine, penalty, or cost which may otherwise be imposed or incurred, or without notice given the circumstances in connection with the issuance of parking passes pursuant to this Lease), to make any payment or perform any act required of Tenant under any provision in this Lease, and in exercising such right, to incur necessary and incidental costs and expenses, including reasonable attorney's fees. Nothing herein shall imply any obligation on the part of Landlord to make any payment or perform any act required of Tenant, and the exercise of the right to do so shall not constitute a release of any obligation, waiver of any default or obligation of Landlord to make any similar payment or perform any similar act in the future. All payments made, and all costs and expenses incurred in connection with Landlord's exercise of the right set forth in this Section, shall be reimbursed by Tenant within ten (10) days after receipt of a bill setting forth the amounts so expended, together with interest at the Stipulated Rate from the date such sums are incurred by Landlord. Any such payments, costs and expenses made or incurred by Landlord shall be treated as Additional Rent owed by Tenant.

         (q) ACCESS: Landlord and its agents shall have the right, upon reasonable prior notice to Tenant, to enter upon the Premises for the purpose of making any repairs therein or thereto which are considered reasonably necessary by Landlord, in such a manner as not to unreasonably interfere with Tenant in the conduct of Tenant's business on the Premises; and in addition, Landlord and its agents shall have the right to enter the Premises at any time in cases of emergency, upon providing Tenant such reasonable notice given the circumstances of the emergency. Upon reasonable prior notice to Tenant and during normal business hours, Landlord and its agents shall have the right to enter and/or pass through the Premises to examine the Premises and show them to prospective purchasers or mortgagees of the Premises, provided all such entries set forth herein by Landlord, its agents or prospective Purchasers or mortgagees shall be at the sole liability of Landlord, and shall be conducted in such a manner so as not to interfere with Tenant's use and enjoyment of the Premises.

         (r) NOTICE TO MORTGAGEE. Upon the prior written request of Landlord, Tenant shall provide simultaneous notice to the holder of any mortgage on the Premises of any notice claiming Landlord is in default of this Lease. Such mortgagee shall be specifically identified by Landlord to Tenant in writing. In no event, however, shall Tenant's rights or remedies hereunder be limited or restricted as a result of providing such notice, it being the intent of the parties that while Tenant shall have the obligation to provide such notice to Landlord's mortgagee, Tenant shall not be prohibited or restricted in seeking any remedies against Landlord as a result thereof.

                            (SIGNATURE PAGES FOLLOW)

         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

 SIGNED, SEALED AND DELIVERED                 LANDLORD:
 IN THE PRESENCE OF:

                                              AUTONATION USA CORPORATION,
                                              a Florida corporation

/s/ Ellen M. Edwards                          By: /s/ Robert F. Dwors
- ----------------------------------               ------------------------------
 PRINT NAME OF WITNESS BELOW:

                                              Name:
                                                   ----------------------------
/s/ Beverly Schocket                          Title:  Senior Vice President
- ----------------------------------                 ----------------------------
 PRINT NAME OF WITNESS BELOW:

                                              TENANT:

                                              ANC RENTAL CORPORATION,
                                              a Delaware corporation

                                              By:
- ----------------------------------               ------------------------------
 PRINT NAME OF WITNESS BELOW:

                                              Name:
                                                   ----------------------------
                                              Title:
- ----------------------------------                 ----------------------------
 PRINT NAME OF WITNESS BELOW:

 STATE OF FLORIDA     )
                      ) ss:
COUNTY OF BROWARD     )

         The foregoing instrument was acknowledged before me this 31st day of May, 2000, by Robert F. Dwors, Sr. VP of AutoNation USA Corporation, a Florida corporation, on behalf of the corporation. He/she is personally known to me.

                                  /s/ Charlene J. Williamson
                     ---------------------------------------------------------
                                  NOTARY PUBLIC, STATE OF FLORIDA

                     ---------------------------------------------------------
                     (Print, Type or Stamp Commissioned Name of Notary Public)

 STATE OF FLORIDA     )
                      ) ss:
COUNTY OF BROWARD     )

         The foregoing instrument was acknowledged before me this ____ day of ____________, 2000, by ______________________, ________________ of
__________________________, a ____________________ corporation, on behalf of the corporation. He/she is personally known to me or has produced
____________________ (type of identification) as identification.



                     ---------------------------------------------------------
                                  NOTARY PUBLIC, STATE OF ______________

                     ---------------------------------------------------------
                     (Print, Type or Stamp Commissioned Name of Notary Public)